EAGLE BANCORP, INC.

SANDLER O'NEILL + PARTNERS
East Coast Financial Services Conference

November 14, 2013

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a growth oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 18 branches
- Commercially oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks based in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- 2nd largest bank by asset size headquartered and operating in the state of Maryland

Note: Financial data at September 30, 2013. Deposit market share data as of June 30, 2013.

History of Growth

- Founding members had extensive banking experience
- Commenced operations with three Maryland branches - July, 1998
- Raised $46.5 million in initial and secondary subscription offerings - 1997* and 2003*
- Reached $500 million in assets in 2004
- Private placement of $12.1 million of subordinated debt – August, 2008 (Current balance $9.3 million)
- Fidelity & Trust Financial Corporation ("F&T") acquisition completed - August 31, 2008
- $1.4 billion of assets upon completion of acquisition
- Placed $38.2 million of TARP Preferred Stock - December, 2008 (Redeemed – July, 2011)
- $55 million common stock offering – September, 2009*
- Reached $2 billion in assets in 2010
- Placed $56.6 million of SBLF Preferred Stock – July, 2011
- Completed $35 million "At the Market" offering and $10 million subscription offering – October, 2012
- Nineteen consecutive quarters of increasing Net Income through September, 2013

*1997, 2003 and 2009 subscription offerings were over subscribed

Summary Statistics – September 30, 2013

Total Assets:	**$3.5 billion**
Total Loans:	**$2.8 billion**
Total Deposits:	**$3.0 billion**
Tangible Common Equity:	**$321.9 million (1)**
Tangible Book Value per Common Share:	**$12.48 (1)**
Shares Outstanding:	**25,799,220**
SBLF Preferred: (1% Dividend Rate, until December, 2015)	**$56.6 million**
Headquarters:	**Bethesda, Maryland**
Market Capitalization (at close October 31, 2013):	**$682.4 million**
Insider Ownership:	**11%**
Institutional Ownership:	**50%**
Member of Russell 3000 (Added June 26, 2009)	**Yes**

Note: Data at September 30, 2013 unless otherwise noted. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 53-54.

Attributes of EagleBank

- Driven by Profitability - 19 Consecutive Quarters of Increasing Earnings
- EPS Growth – 30.06% CAGR in Quarterly EPS over past 3 years
- Superior Net Interest Margin - 4.31%
- Balanced Organic Growth
- Geographic Market Positioning
- Experienced and Dedicated Board and Management Team - 11% Insider Ownership
- Exceptional Asset Quality Record - NPA's 1.11% of Total Assets
- Conservative Securities Portfolio - Average Life 4.5 Years
- Proven Ability to Execute Acquisitions

EagleBank Locations



I-270
I-95
Loudoun County
Montgomery County
Reston *
Bethesda *
I-495
Tyson's Corner
Washington, DC
Prince George's County
Fairfax County
US 50
Branch Locations
Maryland 7
Washington, DC 5
Virginia 6
Total 18
* Regional Headquarters
I-66
Merrifield
Arlington
Alexandria
I-495
I-495
I-95
N
0
7.5mi
Copyright (C) 2009 SNL Financial LC. All rights reserved

Deposit Market Share

WASHINGTON, DC METROPOLITAN AREA

(As of June 30, 2013)

(Dollar Values in Thousands)

Rank	2012 Local Rank	2013 Local Rank	Ticker	Company Name	Headquarters City	State	Branches In List	June 30,2012 Balance	June 30,2013 Balance	Annual Growth	2013 Market Share
1			WFC	Wells Fargo & Co	San Francisco	CA	160	$ 21,962,311	$ 23,769,182	8.2%	15.29%
2			COF	Capital One	McLean	VA	194	28,788,910	22,128,708	-23.1%	14.23%
3			BAC	Bank of America	Charlotte	NC	170	20,233,958	21,404,120	5.8%	13.77%
4			STI	SunTrust	Atlanta	GA	163	16,494,465	16,657,678	1.0%	10.71%
5			BBT	BB&T Corp	Winston-Salem	NC	184	13,227,378	13,255,025	0.2%	8.53%
6			PNC	PNC Bank	Pittsburgh	PA	190	10,167,234	10,708,198	5.3%	6.89%
7			C	Citibank	New York	NY	42	5,523,739	6,617,764	19.8%	4.26%
8			MTB	M&T Bank Corp	Buffalo	NY	79	3,853,371	4,062,737	5.4%	2.61%
9				HSBC Bank	London		12	3,293,985	3,270,777	-0.7%	2.10%
10	**1**	**1**	**EGBN**	**Eagle Bancorp, Inc.**	**Bethesda**	**MD**	**18**	**2,516,621**	**2,904,390**	**15.4%**	**1.87%**
11				TD Bank, NA	Toronto		42	2,295,141	2,322,664	1.2%	1.49%
12	3	2	SASR	Sandy Spring Bank	Olney	MD	35	2,172,149	2,277,639	4.9%	1.47%
13	4	3	BHRB	Burke & Herbert Bank & Trust	Alexandria	VA	25	2,077,403	2,204,402	6.1%	1.42%
14	2	4	VCBI	Virginia Commerce Bank	Arlington	VA	28	2,264,465	2,192,719	-3.2%	1.41%
15	5	5	CFNL	Cardinal Financial Corp	McLean	VA	27	2,043,401	2,130,662	4.3%	1.37%
16			UBSI	United Bank	Parkersburg	WV	31	2,191,909	2,037,632	-7.0%	1.31%
17	N/A	6	WFBI	Washington First Bank	Reston	VA	15	448,686	970,001	116.2%	0.62%
18	6	7	MBRG	Middleburg Financial Corp	Middleburg	VA	9	947,574	922,039	-2.7%	0.59%
19	11	8	OLBK	Old Line Bank	Bowie	MD	15	589,290	794,410	34.8%	0.51%
20	10	9		Bank of Georgetown	Washington	DC	9	596,797	772,055	29.4%	0.50%
21	8	10	VGBK	Virginia Heritage Bank	Tysons Corner	VA	5	616,311	729,530	18.4%	0.47%
22	9		UBSH	Union First Market Bank	Richmond	VA	19	687,036	703,056	2.3%	0.45%
23	7	11	ANCX	Access National Corp	Reston	VA	5	686,155	669,547	-2.4%	0.43%
24	13	12	FBSS	Fauquier Bank	Warrenton	VA	10	500,326	519,869	3.9%	0.33%
25	12	13	TCFC	Community Bank of Tri-County	Waldorf	MD	7	539,439	519,106	-3.8%	0.33%
				All Others			256	11,018,664	10,923,233	-0.9%	7.03%
					Total		1,750	$ 155,736,718	$155,467,143	-0.2%	100%

78% (ranks 1–9)

Market growth rate (0.2%) EGBN growth rate 15.4%

Washington, D.C. Metro Area: MD - Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park

Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.

Source: FDIC, as of June 30, 2013

Financial Indicators – Regional Peer Analysis

Key Ratios (at or for the quarter ended)	EGBN 9/30/2011	EGBN 9/30/2012	EGBN 9/30/2013	Regional Peers (1) 9/30/2013
Net Interest Margin	3.98%	4.44%	**4.31%**	**3.53%**
Efficiency Ratio	54.43%	50.07%	**51.68%**	**72.19%**
Non-Interest Income/Total Revenue	12.15%	12.71%	**12.48%**	**27.02%**
NPAs + 90 Days Past Due/Total Assets	1.07%	1.25%	**1.11%**	**2.63%**
NPLs + 90 Days Past Due/Total Loans	1.55%	1.35%	**0.98%**	**3.22%**
Allowance Loan Losses/Gross Loans	1.41%	1.48%	**1.42%**	**1.74%**
Coverage Ratio	90.98%	109.74%	**144.08%**	**54.04%**
Net Charge-Offs	0.36%	0.36%	**0.20%**	**0.48%**
Tangible Common Equity/Tangible Assets	6.15%	8.88%	**9.19%**	**7.95%**
Return on Average Assets	1.00%	1.27%	**1.35%**	**0.71%**
Return on Average Equity	12.55%	15.20%	**14.37%**	**7.32%**
Earnings Per Share	$0.28	$0.40	$0.44	N/A

Note: (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above.
Source: SNL Financial

Financial Indicators – Local Peer Analysis

	EGBN	Peers (1)
Loan Growth (September 30, 2012 - September 30, 2013)		
Commercial & Industrial	27.8%	(0.5%)
Commercial Real Estate	10.0%	4.4%
Construction & Development	20.0%	(4.1%)
Total Loans	16.6%	2.3%
Deposit Growth (September 30, 2012 - September 30, 2013)		
Demand Deposits	12.8%	16.9%
Money Market Accounts	30.3%	6.7%
Certificates of Deposit	4.3%	(11.0%)
Total Deposits	18.7%	1.4%

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Middleburg Bank, Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank, Burke & Herbert and Virginia Commerce Bank. (1) Local peer data is as-of June 30, 2013.
Source: SNL Financial

Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$3,750
$3,500
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
EGBN CAGR 19.2%
Peer CAGR: 5.3%[1]
08Q3 (3)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3 (2)
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Q3 2011 excludes the "settlement deposit." (3) F&T Acquisition closed in Q3, 2008.
Source: SNL Financial

Growth in Pre-Tax, Pre-Provision Income



Quarterly Pre-Tax Pre-Provision Net Revenue
Millions of Dollars
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$20,266
EGBN CAGR: 34.3%
Peer CAGR: 1.0%
08Q3 (2)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported pre-tax pre-provision net revenues for all reporting periods shown above. (2) F&T Acquisition closed Q3, 2008.

Source: SNL Financial

Contribution from Non-Interest Income



Net Interest Income
Gain on Sale of Loans
Other Non-Interest Income
Millions of Dollars
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
$11,757
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Thousands of Dollars
EGBN Net Income CAGR: 39.1%
Peer CAGR: 7.0%[1]
08Q3
08Q4 (2)
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above. (2) F&T Acquisition closed in Q3, 2008.

Source: SNL Financial

Geographic Detail of Loan Portfolio

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 236,028	$ 67,916	$ 7,071	$ 153,669	$ 55,567	$ 26,615	$ 28,789	$ 64,489	$ 7,848	$ 647,992	23.2%
Prince George's	53,533	35,707	225	134,682	7,926	4,325	1,863	2,033	94	240,388	8.6%
Other MD	31,383	26,383	4,315	152,975	46,045	58,877	4,929	6,905	318	332,130	11.9%
Washington, DC	$ 188,557	$123,162	$ 14,558	$ 396,060	$185,729	$ 12,384	$ 29,163	$ 19,586	$ 511	$ 969,710	34.7%
Virginia											
Alexandria	$ 27,325	$ 10,615	$ -	$ 14,280	$ 12,203	$ -	$ 1,398	$ 2,133	$ 37	$ 67,991	2.4%
Arlington	$ 15,688	$ 547	$ -	$ 9,460	$ 4,382	$ -	$ 2,375	$ 2,252	$ 39	$ 34,743	1.2%
Fairfax	$ 70,736	$ 29,094	$ 5,154	$ 69,642	$ 24,742	$ 937	$ 4,411	$ 5,302	$ 208	$ 210,226	7.5%
Loudoun	24,226	561	-	10,921	6,507	-	1,140	1,970	175	45,500	1.6%
Prince William	1,411	12,996	631	19,433	2,500	4,723	602	763	-	43,059	1.5%
Other VA	9,290	12,606	3,658	43,053	14,659	25,783	419	1,283	-	110,751	4.0%
Other USA	$ 24,236	$ 14,491	$ -	$ 35,600	$ 4,750	$ 8,999	$ 3,972	$ 2,173	$ 129	$ 94,350	3.4%
Total	$ 682,413	$334,078	$ 35,612	$1,039,775	$365,010	$142,643	$ 79,061	$108,889	$ 9,359	$2,796,840	100.0%
% of Total	24.4%	11.9%	1.3%	37.2%	13.1%	5.1%	2.8%	3.9%	0.3%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included, (HFS residential mortgages are pre-sold and price locked)

Note: At September 30, 2013

Geographic Detail of CRE – Construction

(Dollar Values in Thousands)

County	Single & 1-4 Family	Mixed Use	Office	Multifamily	Retail 4+ Tenant/ Strip Mall	Residential Condo	Other	TOTAL	% of Total
Maryland									
Montgomery	$ 18,899	$ -	$ 36,388	$ 280	$ -	$ -	$ -	$ 55,567	15.2%
Prince George's	98	-	2,261	-	4,572	-	995	7,926	2.2%
Other MD	1,364	5,619	-	5,089	4,887	-	29,086	46,045	12.6%
Washington, DC	$ 47,647	$ 69,237	$ -	$ 17,211	$ 6,171	$ 24,959	$ 20,504	$ 185,729	50.9%
Virginia									
Alexandria	$ 1,143	$ -	$ -	$ -	$ 11,060	$ -	$ -	$ 12,203	3.3%
Arlington	$ 1,467	$ -	$ -	$ -	$ -	$ 2,915	$ -	$ 4,382	1.2%
Fairfax	$ 6,830	$ -	$ 17,912	$ -	$ -	$ -	$ -	$ 24,742	6.8%
Loudoun	2,162	2,385	959	-	-	-	1,001	6,507	1.8%
Prince William	-	-	2,500	-	-	-	-	2,500	0.7%
Other VA	3,192	-	-	1,283	-	-	10,184	14,659	4.0%
Other USA	$ 3,093	$ 490	$ -	$ -	$ -	$ -	$ 1,167	$ 4,750	1.3%
Total	$ 85,895	$ 77,731	$ 60,020	$ 23,863	$ 26,690	$ 27,874	$ 62,937	$ 365,010	100.0%
% of Total	23.6%	21.4%	16.4%	6.5%	7.3%	7.6%	17.2%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County,
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

Note: At September 30, 2013

Geographic Detail of CRE- Income Producing

(Dollar Values in Thousands)

County	Office & Office Condo	Multifamily	Retail 4+ Tenant/ Strip Mall	Mixed Use	Single & 1-4 Family	Industrial	Other	TOTAL	% of Total
Maryland									
Montgomery	$ 25,947	$ 9,737	$ 16,408	$ 26,952	$ 8,163	$ 8,205	$ 58,257	$ 153,669	14.8%
Prince George's	22,535	8,248	19,927	10,183	7,566	26,805	39,418	134,682	13.0%
Other MD	36,449	25,597	14,024	3,145	3,299	6,926	63,535	152,975	14.7%
Washington, DC	$ 44,254	$113,859	$ 9,507	$ 22,813	$ 47,013	$ 4,637	$153,977	$ 396,060	38.0%
Virginia									
Alexandria	$ -	$ -	$ 3,691	$ -	$ -	$ -	$ 10,589	$ 14,280	1.4%
Arlington	$ -	$ -	$ 667	$ 6,500	$ -	$ -	$ 2,293	$ 9,460	0.9%
Fairfax	$ 35,992	$ -	$ 8,536	$ 840	$ 5,589	$ 540	$ 18,145	$ 69,642	6.7%
Loudoun	3,869	-	3,405	-	-	-	3,647	10,921	1.1%
Prince William	-	-	-	9,280	125	3,180	6,848	19,433	1.9%
Other VA	29,163	1,290	6,231	5,303	228	-	838	43,053	4.1%
Other USA	$ -	$ 3,970	$ -	$ -	$ -	$ 811	$ 30,819	$ 35,600	3.4%
Total	$ 198,209	$162,701	$ 82,396	$ 85,016	$ 71,983	$ 51,104	$388,366	$1,039,775	100.0%
% of Total	19.1%	15.6%	7.9%	8.2%	6.9%	4.9%	37.4%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County

Note: At September 30, 2013

Credit Quality Trends

(Dollars Values in Thousands)

	As of Dec 2011	As of Mar 2012	As of Jun 2012	As of Sep 2012	As of Dec 2012	As of Mar 2013	As of Jun 2013	As of Sep 2013
30-89 Days Past Due	$ 28,131	$ 23,366	$ 32,079	$ 41,807	$ 19,927	$ 27,990	$ 18,253	$ 8,794
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Nonaccrual	32,712	36,714	32,876	32,423	30,684	28,166	23,507	27,546
Restructured Loans	82	-	-	-	-	-	-	-
Total Nonperforming Loans (NPLs)	$ 32,794	$ 36,714	$ 32,876	$ 32,423	$ 30,684	$ 28,166	$ 23,507	$ 27,546
Other Real Estate Owned (OREO)	3,225	3,014	4,438	4,923	5,299	9,199	12,213	11,285
Total Nonperforming Assets	$36,019	$39,728	$37,314	$37,346	$35,983	$37,365	$35,720	$38,831
NPAs + 90 Days Past Due/Assets (1)	1.27%	1.41%	1.26%	1.25%	1.06%	1.12%	1.05%	1.11%
Reserves	$ 29,653	$ 31,875	$ 34,079	$ 35,582	$ 37,492	$ 38,811	$ 39,640	$ 39,687
Reserves/Loans	1.44%	1.46%	1.47%	1.48%	1.50%	1.52%	1.47%	1.42%
Reserves/NPLs (Coverage Ratio)	90.42%	86.82%	103.66%	109.74%	122.19%	137.80%	168.63%	144.08%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.34%	0.34%	0.40%	0.36%	0.37%	0.33%	0.24%	0.20%

- Asset Quality remains at a superiors level
- An adequate Allowance is being maintained
- Strong Coverage Ratio

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 53-54.

Consistent Asset Quality

Total Loans



$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
20.00%
15.00%
10.00%
5.00%
0.00%
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Total Loans ($)
NPA's (%)
Charge Offs (%)

	Loan Growth (000's)	NPAs	Average Charge-Offs
2008	$ 548,963	1.76%	0.12%
2009	$ 133,671	1.50%	0.42%
2010	$ 276,189	1.53%	0.35%
2011	$ 380,756	1.27%	0.32%
2012	$ 436,839	1.06%	0.37%
2013 YTD	$ 303,745	1.11%	0.25%

Net Charge Off History Experience 2010-2012

Loan Type	EGBN 2 Yr Avg	EGBN 3 Yr Avg	Peers 3 Yr Avg
Income Producing CRE	0.07%	0.09%	0.32%
Owner Occupied CRE	0.07%	0.08%	0.21%
Construction & Land	0.43%	0.48%	2.97%
Commercial & Industrial	0.77%	0.73%	1.09%

Source: Peer data from Uniform Bank Performance Report

Balanced Loan and Deposit Growth



$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
(1)
(2)
Total Loans
Total Deposits

(1) Q3 2011 Deposits exclude the "settlement deposit". (2) Q1 2013 "TAG" related deposit loss was $130 million.

Deposit Composition

(Dollar Values in Thousands)	**As of September 30, 2012**		**As of December 31, 2012**		**As of September 30, 2013**		**Annual Growth Rate**
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Noninterest Bearing (1)	$ 796,654	31.7%	$ 881,390	30.4%	$ 898,831	30.1%	12.8%
Interest Bearing Transaction	112,901	4.5%	113,813	3.9%	104,004	3.5%	(7.9%)
Core Savings & Money Market (2)	979,186	38.9%	1,160,713	40.1%	1,323,648	44.3%	35.2%
Core CD's (2)	280,788	11.2%	267,130	9.2%	246,869	8.3%	(12.1%)
Wholesale Money Market	201,708	8.0%	214,156	7.4%	214,982	7.2%	6.6%
Wholesale CD's	143,752	5.7%	260,020	9.0%	195,725	6.6%	36.2%
Total Deposits	$ 2,514,989	100%	$ 2,897,222	100%	$ 2,984,059	100%	18.7%

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Growth in Wholesale Deposits to achieve favorable cost of funds, not a strategy to replace growth in core deposits

(1) Q1 2013 "TAG" related deposit loss was $130 million. (2) Core deposits include CDAR's and ICS reciprocal deposits.

Superior Relationships/Net Interest Margin



EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
F&T closed 8/31/08
4.31%
3.53%
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2013

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.

Source: SNL Financial

Moderate Interest Rate Risk Position

	Sep. 2012	Dec. 2012	Mar. 2013	Jun. 2013	Sep. 2013
Repricing Duration of Assets and Liabilities (months)					
Investments	44	45	50	52	**53**
Loans	26	25	25	25	**26**
Deposits	24	26	21	21	**21**
Borrowings	20	17	17	16	**17**
Economic Value of Assets and Liabilities					
Book Value of Portfolio Loans	$ 2,397,669	$ 2,493,095	$ 2,548,024	$ 2,691,358	**$ 2,796,840**
Economic Value of Portfolio Loans	$ 2,392,049	$ 2,515,409	$ 2,589,295	$ 2,729,370	**$ 2,832,774**
Premium (Discount) in Loans	-0.2%	0.9%	1.6%	1.4%	**1.3%**
Book Value of Deposits	$ 2,514,989	$ 2,897,222	$ 2,812,930	$ 2,888,235	**$ 2,984,059**
Economic Value of Deposits	$ 2,446,082	$ 2,706,461	$ 2,790,002	$ 2,827,268	**$ 2,922,892**
Premium (Discount) in Deposits	-2.7%	-6.6%	-0.8%	-2.1%	**-2.0%**
Book Value of Equity	$ 324,399	$ 349,976	$ 361,852	$ 369,391	**$ 382,099**
Economic Value of Equity	$ 388,516	$ 445,637	$ 423,648	$ 467,275	**$ 477,632**
Equity Premium Percentage	20%	27%	17%	26%	**25%**
Interest Rate Shock Analysis					
SHORT TERM EFFECTS (dollars in thousands)					
Net Interest Income - Flat balance Sheet	$ 128,251	$ 131,479	$ 130,347	$ 135,375	**$ 139,103**
Net Interest Income - + 100 basis point shock	$ 126,975	$ 131,164	$ 129,338	$ 133,622	**$ 136,995**
Percentage Change	-1.0%	-0.2%	-0.8%	-1.3%	**-1.5%**
Net Interest Income - + 200 basis point shock	$ 128,573	$ 134,029	$ 131,829	$ 135,401	**$ 138,965**
Percentage Change	0.3%	1.9%	1.1%	0.0%	**-0.1%**
Net Interest Income - + 300 basis point shock	$ 132,408	$ 139,317	$ 136,544	$ 138,856	**$ 142,850**
Percentage Change	3.2%	6.0%	4.8%	2.6%	**2.7%**
Net Interest Income - + 400 basis point shock	$ 136,466	$ 144,830	$ 141,431	$ 142,456	**$ 146,711**
Percentage Change	6.4%	10.2%	8.5%	5.2%	**5.5%**
Net Interest Income - - 100 basis point shock	$ 127,594	$ 130,826	$ 126,660	$ 130,911	**$ 134,569**
Percentage Change	-0.5%	-0.5%	-2.8%	-3.3%	**-3.3%**
Net Interest Income - - 200 basis point shock	$ 126,866	$ 129,851	$ 125,097	$ 127,054	**$ 131,253**
Percentage Change	-1.1%	-1.2%	-4.0%	-6.1%	**-5.6%**
Net Interest Income - - 300 basis point shock	N/A	N/A	N/A	N/A	**N/A**
Percentage Change	N/A	N/A	N/A	N/A	**N/A**
LONG TERM EFFECTS (dollars in thousands)					
Economic Value of Equity - Flat Balance Sheet	$ 388,516	$ 445,637	$ 423,648	$ 467,275	**$ 477,632**
Economic Value of Equity - +100 basis point shock	$ 380,980	$ 440,766	$ 407,692	$ 446,776	**$ 455,997**
Percentage Change	-1.9%	-1.1%	-3.8%	-4.4%	**-4.5%**
Economic Value of Equity - +200 basis point shock	$ 377,329	$ 438,680	$ 396,806	$ 431,958	**$ 441,241**
Percentage Change	-2.9%	-1.6%	-6.3%	-7.6%	**-7.6%**
Economic Value of Equity - +300 basis point shock	$ 377,167	$ 440,392	$ 389,933	$ 420,236	**$ 430,277**
Percentage Change	-2.9%	-1.2%	-8.0%	-10.1%	**-9.9%**
Economic Value of Equity - +400 basis point shock	$ 378,612	$ 437,587	$ 383,680	$ 409,014	**$ 418,905**
Percentage Change	-2.5%	-1.8%	-9.4%	-12.5%	**-12.3%**
Economic Value of Equity - -100 basis point shock	$ 358,874	$ 410,357	$ 394,854	$ 449,050	**$ 458,264**
Percentage Change	-7.6%	-7.9%	-6.8%	-3.9%	**-4.1%**
Economic Value of Equity - -200 basis point shock	$ 361,979	$ 411,678	$ 396,640	$ 427,204	**$ 440,734**
Percentage Change	-6.8%	-7.6%	-6.4%	-8.6%	**-7.7%**

Source: FTN Quarterly IRR Report

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
September 30, 2013					
US Government Agency Securities	41,729	969	143	42,555	11.7%
Mortgage Backed Securites - GSEs	223,216	1,423	4,649	219,990	62.3%
Municipal Bonds	92,746	2,461	2,308	92,899	25.9%
Other Equity Investments	412	-	26	386	0.1%
Total Securities	$ 358,103	$ 4,853	$ 7,126	$ 355,830	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
December 31, 2012					
US Government Agency Securities	47,606	1,477	1	49,082	16.4%
Mortgage Backed Securites - GSEs	170,649	2,730	296	173,083	58.7%
Municipal Bonds	72,050	5,314	51	77,313	24.8%
Other Equity Investments	407	-	65	342	0.1%
Total Securities	$ 290,712	$ 9,521	$ 413	$ 299,820	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
September 30, 2012					
US Government Agency Securities	44,718	1,545	-	46,263	15.6%
Mortgage Backed Securites - GSEs	168,439	3,240	305	171,374	58.9%
Municipal Bonds	72,755	5,646	30	78,371	25.4%
Other Equity Investments	407	-	52	355	0.1%
Total Securities	$ 286,319	$ 10,431	$ 387	$ 296,363	100.0%

- Portfolio has $2.3 million of net unrealized losses at September 30, 2013
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 4.5 years
- Excludes Federal Reserve and Federal Home Loan Bank stock
- No use of derivatives for hedging

Capital Strength

(Dollars Values in Thousands)

	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Total Assets	$ 2,962,897	$ 2,976,188	$ 3,409,441	$ 3,324,865	$ 3,410,568	$ 3,504,928
Total Capital	$ 290,270	$ 324,399	$ 349,976	$ 361,852	$ 369,390	$ 382,100
Tier 1 Leverage Ratio	9.63%	10.36%	10.44%	10.39%	10.81%	10.89%
Tier 1 Risk Based Capital Ratio	10.02%	10.76%	10.80%	11.08%	11.12%	11.61%
Total Risk Based Capital Ratio	11.53%	12.24%	12.20%	12.50%	12.53%	13.12%
Tangible Common Equity Ratio (2)	7.76%	8.88%	8.50%	9.08%	9.07%	9.19%

(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 52-53 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $38.2 million of TARP Preferred Stock placed in December, 2008
- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December, 2009 from proceeds.
- $56.6 million of SBLF Preferred Stock placed in July, 2011, all remaining TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%
- $35 million of Common Equity raised through an At the Market Offering during May through October, 2012
- $10 million of Common Equity raised through an underwritten offering in October, 2012

Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *"Top Investment Idea" Recommendation 2012*
- *"Sm-All Stars" Designation 2011 & 2013*

KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Designated as a "Grower" Bank 2012*
- *Honor Roll of Community Banks 2010, 2011 & 2012*

SNL

- *Ranked 24th among Best Performing Community Banks in the U.S. 2012 & 1st six months of 2013*

AMERICAN BANKER

- *Ronald D. Paul named Community Banker of the Year 2012*

RAYMOND JAMES

- *Community Bankers Cup Award 2012*

WASHINGTON BUSINESS JOURNAL

- *50 Fastest Growing Companies 2010-2012*

Highly Regarded by Bank Rating Firms

FIRM	RATING
IDC Analyze the Future	269/300
VERIBANC Information with Integrity	Green - ***
BAUERFINANCIAL, INC	★★★★★

Market Information –Washington, DC MSA

- Population — 6.2 Million
  - 5th largest market in the U.S.
- Employment — 3.1 Million
  - 33,200 new jobs created in last year
  - Average annual job creation is 30,500 over last decade
  - Highest in net new job growth in the U.S. over last decade
  - Unemployment rate of 5.4% vs. US average of 7.3%
- Gross Regional Product (GRP) — $448 Billion
  - 5th largest regional economy in the U.S.
  - 24.0% growth in GRP over the last 8 years
  - Federal Government Spending is 36.0% of GRP

Source: Greater Washington Initiative 2011 Regional Report, Center for Regional Analysis, George Mason University

Washington Metropolitan Area Primary Sub-Markets

County / City	Population (Actual)	Total Employment	Number of Businesses
Washington, DC	606,719	568,758	34,245
Montgomery, Maryland	980,082	446,636	34,533
Anne Arundel, Maryland	540,836	214,336	19,063
Prince George's, Maryland	865,486	328,314	24,422
Howard, Maryland	291,019	128,897	10,714
Frederick, Maryland	234,896	96,979	8,362
Charles, Maryland	148,269	43,624	4,531
Saint Mary's, Maryland	106,479	32,455	3,057
Calvert, Maryland	89,389	24,581	2,843
Fairfax, Virginia	1,090,645	434,638	34,722
Arlington, Virginia	211,313	99,372	7,354
Alexandria (City), Virginia	141,749	70,976	6,743
Loudoun, Virginia	321,933	100,776	10,116
Prince William, Virginia	409,654	100,438	10,113
Fauquier, Virginia	65,705	19,455	2,630
Stafford, Virginia	129,606	30,845	2,923
Spotsylvania, Virginia	123,052	30,286	3,112


FREDERICK COUNTY
MONTGOMERY COUNTY
LOUDOUN COUNTY
FAUQUIER COUNTY
FAIRFAX COUNTY
ARLINGTON COUNTY
WASHINGTON DC
PRINCE WILLIAM COUNTY
STAFFORD COUNTY
SPOTSYLVANIA COUNTY
CHARLES COUNTY
PRINCE GEORGE'S COUNTY
ANNE ARUNDEL COUNTY
CALVERT COUNTY
SAINT MARY'S COUNTY
BALTIMORE

Source: SNL Financial, Greater Washington Initiative

Unemployment Rate- Largest US Markets
August, 2013


%
12
10
8
6
4
2
0
5.4%
US
7.3%
Minneapolis
Washington
Dallas
Houston
Seattle
Boston
SF-Oakland
Miami
Phoenix
New York
Atlanta
Philadelphia
Chicago
Los Angeles
Detroit

Source: BLS, NOT Seasonally Adjusted

Average Sales Price Percent Change Washington MSA
All Housing Types



Annual Change
Annual Change by Month
%
2008
2009
2010
2011
2012
2013
30
20
10
0
-10
-20
-30
2000
2002
2004
2006
Jan
Mar
May
Jul
Sep
Nov
July

Greater Washington Economy

Total Federal Spending = 36% of GRP



Other Federal
16.5%
International
4.0%
Hospitality
2.3%
Associations
2.1%
Non-Local Business
9.3%
Other
8.7%
Local Business
37.6%
Federal Procurement
19.5%

Note: Other includes Health/Education, Media

Source: The Wall Street Journal, George Mason University, Center for Regional Analysis

Key Success Factors

- Building and maintaining core relationships
  - Cross sales
  - Focus on key customers
- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined Committee Approval and Review Process
  - Periodic Loan and Portfolio Stress Testing
  - Proactive Identification and Resolution of Problem Credits
- Built and preserved a strong capital position and balance sheet
  - Five capital raising events since August, 2008
  - 19 consecutive quarters of increasing profitability have consistently bolstered the capital position

Key Success Factors (continued)

- Disciplined ALCO process
- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Significant Management and Board level reporting
- Human Resources
  - Recruiting of strong, seasoned bankers with local market knowledge and experience
  - Well Designed, Incentive Based Compensation Plans
  - Stability of staff, low average turnover rate

Looking Ahead

- Profitability
  - Pricing discipline to sustain Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Expand market presence in Northern Virginia
  - Leverage strong seasoned staff
- Emphasis on Organic Growth
  - Only 1.87% deposit market share
  - Significant opportunities to expand lending
  - Attract new relationships and develop cross sell opportunities
- Improve growth of noninterest income components of revenue
  - SBA guaranteed loans, Purchase money mortgages, Treasury management services, Insurance
- Maintain credit quality

EGBN Stock Price Performance


Price Change (%)
EGBN
S&P 500
NASDAQ Bank
60.00
50.00
40.00
30.00
20.00
10.00
0.00
-10.00
-20.00
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13

Stock Price Performance

	1 Year	3 Year	5 Year
EGBN	**39.5%**	**135.3%**	**273.6%**
NASDAQ Bank Stock Index	29.8%	46.9%	7.6%
S & P 500 Index	24.4%	48.4%	81.3%

Source: SNL Financial, Bloomberg, Chart and calculations as of close, October 31, 2013

EGBN Relative Valuation


P/E Ratio
25
20
15
10
5
0
15.5
14.2
16.7
12.7
23.5
20.6
16.7
EGBN
SNL Nat'l Avg
KBW Regional Bank Avg
SNL Mid-Atl Avg
NASDAQ
Russell 3000
S&P 500

Source: SNL & KBW. Chart and calculations as of close October 31, 2013.

Appendices

Loan Portfolio Trends

(Dollar Values in Thousands)	As of September 30, 2012		As of December 31, 2012		As of September 30, 2013		Annual Growth Rate	Last 9 months (Annualized)
Loan Type								
	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Commercial and Industrial	$ 534,133	22.3%	$ 545,070	21.9%	$ 682,413	24.4%	27.8%	33.5%
Owner Occupied	306,148	12.8%	297,857	11.9%	334,078	11.9%	9.1%	16.2%
Owner Occupied-Const.	14,739	0.6%	28,808	1.2%	35,612	1.3%	141.6%	31.4%
Income Producing	942,770	39.3%	914,638	36.6%	1,039,775	37.2%	10.3%	18.2%
Construction	301,853	12.6%	393,418	15.8%	365,010	13.1%	20.9%	(9.6%)
Land	136,101	5.7%	140,304	5.6%	142,643	5.1%	4.8%	2.2%
Residential Mortgage	57,952	2.4%	61,871	2.5%	79,061	2.8%	36.4%	37.0%
Home Equity	98,930	4.1%	106,844	4.3%	108,889	3.9%	10.1%	2.5%
Other Consumer	5,043	0.2%	4,285	0.2%	9,359	0.3%	85.6%	157.5%
Total Loans	$ 2,397,669	100.0%	$ 2,493,095	100.0%	$ 2,796,840	100.0%	16.6%	16.2%

Loan Portfolio Composition

Loan Portfolio by Type


Residential Mortgage 2.8%
Home Equity 3.9%
Other Consumer 0.3%
Land 5.1%
C&I 24.4%
CRE Construction 13.1%
Owner Occupied Const. 1.3%
Owner Occupied CRE 11.9%
Income Producing CRE 37.2%

Loan Portfolio by Location


Prince William 1.5%
Other VA 4.0%
Other USA 3.4%
Loudoun 1.6%
Montgomery 23.2%
Fairfax 7.5%
Arlington 1.2%
Alexandria 2.4%
Prince George's 8.6%
Other MD 11.9%
Washington DC 34.7%

Total Gross Loans: $2.8 Billion

Note: At September 30, 2013

Diversified Commercial Real Estate Portfolio

Construction Loans by Type



Storage 1.6%
Aptto Condo Conversion 4.1%
Assign. RE Sec. Note 0.1%
Gas Station 1.6%
Hotel/Motel 3.7%
Industrial 1.9%
MixedUse - Predom Com'l. 13.7%
MixedUse - Predom Resid. 4.7%
MixedUse - Predom Retail 2.6%
Multifamily 6.5%
Office 16.3%
Other Assignment 1.4%
Residential Condo 7.6%
Retail - 4+ Tenant/Strip Ctr. 7.2%
Retail - Single Tenant 0.4%
Single & 1-4 Family 23.5%
Special Use 3.2%

Total : $365.0 Million

Income Producing CRE by Type



UCC-1 Blanket Lien 0.1%
Unsecured 0.2%
Single & 1-4 Family 6.9%
Multifamily 15.6%
Amusement/Entertainment 0.0%
Apt to Condo Conversion 0.2%
Assign. Contracts 0.0%
Assign. Ground Lease 1.0%
Assign. Partnership Interests 1.5%
Assign. RE Sec. Note 5.0%
Assign. Rents & Leases 0.0%
Cash 0.1%
Church 0.5%
Education 0.8%
Gas Station 0.9%
Healthcare 1.0%
Hotel/Motel 4.6%
Industrial 4.9%
Land 7.9%
LeaseholdDOT 0.2%
Marketable Securities 0.6%
Office 18.4%
MixedUse - Predom Com'l. 4.0%
MixedUse - Predom Resid. 2.2%
MixedUse - Predom Retail 1.9%
Office Condo 0.5%
Other Assignment 0.8%
Residential Condo 2.3%
Restaurant 0.5%
Retail - 2/3 Tenant 3.5%
Retail - 4+ Tenant/Strip Ctr. 7.9%
Retail - Single Tenant 2.1%
Retail Condo 1.1%
Special Use 2.3%
Storage 0.7%

Total : $1.0 Billion

Note: At September 30, 2013

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of:	9/30/2012		9/30/2013	
Risk Rating	**Balance**	**% of Loans**	**Balance**	**% of Loans**
1000 - Prime	$ 3,756	0.2%	$ 4,609	0.2%
2000 - Excellent	190,296	7.9%	205,456	7.3%
3000 - Good	942,728	39.3%	1,121,184	40.1%
4000 - Acceptable	781,336	32.6%	963,310	34.4%
5000 - Acceptable with Risk	337,953	14.1%	363,646	13.0%
6000 - Watch	43,099	1.8%	46,259	1.7%
7000 - Special Mention	29,580	1.2%	49,167	1.8%
8000 - Substandard	68,904	2.9%	43,209	1.5%
9000 - Doubtful	17	0.0%	-	0.0%
9999 - Loss	-	0.0%	-	0.0%
	$ 2,397,669	**100.0%**	**$ 2,796,840**	**100.0%**


8000 - Substandard 1.5%
9000 - Doubtful 0.0%
9999 - Loss 0.0%
7000 - Special Mention 1.8%
1000 - Prime 0.2%
2000 - Excellent 7.3%
6000 - Watch 1.7%
5000 - Acceptable with Risk 13.0%
3000 - Good 40.1%
4000 - Acceptable 34.4%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

Geographic Detail of NPA's

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL NPLs*	OREO	TOTAL NPAs
Maryland												
Montgomery	$ 22	$ -	$ -	$ -	$ 669	$ -	$ 113	$ 162	$ 44	$ 1,010	$ 3,900	$ 4,910
Prince George's	-	254	-	229	-	419	144	299	-	1,345	350	1,695
Other MD	1,234	1,195	-	-	-	425	107	-	-	2,961	487	3,448
Washington DC	6,068	4,081	-	1,478	4,898	-	-	1	-	16,526	1,394	17,920
Virginia												
Alexandria	5	-	-	-	-	-	-	-	-	5	-	5
Arlington	38	-	-	-	-	-	-	-	-	38	-	38
Fairfax	240	-	-	-	-	-	-	-	1	241	-	241
Loudoun	-	-	-	-	959	-	-	50	-	1,009	-	1,009
Prince William	-	-	-	-	-	-	312	-	-	312	-	312
Other VA	-	896	-	-	994	617	219	-	-	2,726	250	2,976
Other USA	-	-	-	1,373	-	-	-	-	-	1,373	4,904	6,277
Total	$ 7,607	$ 6,426	$ -	$ 3,080	$ 7,520	$ 1,461	$ 895	$ 512	$ 45	$ 27,546	$ 11,285	$ 38,831

*NOTE: NPL balances include loans over 90 days past due and still accruing, if any

Note: At September 30, 2013

Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition #1 (F&T completed on August 31, 2008)
  - System conversion successfully completed one week after close
  - Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
  - Contributions from key F&T employees have been meaningful to relationship growth
- Acquisition #2 Potential Acquisition of Alliance Bankshares announced July, 2011. Discontinued November, 2011.

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	25	15
Robert P. Pincus	Vice Chairman	40	4
Michael T. Flynn	EVP & COO - Eagle Bancorp	42	9
Susan G. Riel	Sr. EVP & COO - EagleBank	37	15
Thomas D. Murphy	President - Community Banking - EagleBank	40	15
Janice L. Williams	EVP & Chief Credit Officer	19	10
Antonio F. Marquez	EVP & Chief Real Estate Lending Officer	28	1
Virginia N. Heine	EVP & Chief C&I Lending Officer	29	1
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	42	8
Laurence E. Bensignor	EVP & General Counsel	3	3

Experienced Management Team

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation, Inc. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 13 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.

Mr. Flynn has been with EagleBank for 7 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 39 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia.

Thomas D. Murphy, President, Community Banking Division

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 13years and has served as President – Community Banking Division of the Bank since October, 2010. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 38 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

Experienced Management Team

AntonioF. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market. Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 28 years of experience in the banking industry in the Washington, DC metropolitan area.

Virginia Navas Heine, EVP, Chief Commercial & Industrial Lending Officer

Ms. Heine, joined EagleBank as Executive Vice President and Chief Commercial & Industrial Lending Officer in 2011. Recently Ms. Heine supervised the Middle Market Groups in the mid-Atlantic region for TD Bank, N.A. She had previously served as Senior VP and Regional Corporate Banking Manager for BB&T for the Washington metropolitan region. Ms. Heine has extensive experience with clients in the Government Contracting industry and managed an industry specialty group at Citizens Bank. Earlier in her career, Ms. Heine held managerial positions in the Corporate Banking groups at Maryland National Bank and The Riggs National Bank.

Janice L. Williams, Esquire, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 8 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Management Team

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Laurence E. Bensignor, Esquire, Senior Vice President, Eagle Bancorp, Inc.

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Historical Balance Sheet

(Dollar Values in Thousands)	2008	2009	2010	2011	2012	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$29,837	$117,687	$58,114	$232,411	$339,334	75.9%	46.0%
Securities Available for Sale	169,079	245,644	237,576	324,053	310,514	28.9%	(4.2%)
Total Cash and Securities	198,916	363,331	295,690	556,464	649,848	43.4%	16.8%
Gross Loans HFI	1,265,640	1,399,310	1,675,500	2,056,256	2,493,095	28.3%	21.2%
Loan Loss Reserves	18,403	20,619	24,754	29,653	37,492	36.1%	26.4%
Loans Held for Sale	2,718	1,550	80,571	176,826	226,923	153.3%	28.3%
Total Net Loans	1,249,955	1,380,241	1,731,317	2,203,429	2,682,526	30.4%	21.7%
Real Estate Owned	909	5,106	6,701	3,225	5,299	100.0%	64.3%
Total Intangibles	2,348	4,240	4,035	3,966	3,642	100.0%	(8.2%)
Total Servicing Rights	185	139	153	179	143	(9.5%)	(20.1%)
Other Assets	44,514	52,447	51,474	63,992	67,983	19.3%	6.2%
Total Assets	$1,496,827	$1,805,504	$2,089,370	$2,831,255	$3,409,441	32.1%	20.4%
Liabilities							
Deposits	$1,129,380	$1,460,274	$1,726,798	$2,392,095	$2,897,222	35.6%	21.1%
FHLB Borrowings	105,000	50,000	40,000	40,000	30,000	(10.4%)	(25.0%)
Repurchase Agreements	98,802	90,790	97,584	103,362	101,338	5.8%	(2.0%)
Subordinated Debt	12,150	9,300	9,300	9,300	9,300	100.0%	0.0%
Other Liabilities	9,124	6,819	10,972	19,787	21,605	29.7%	9.2%
Total Liabilities	1,354,456	1,617,183	1,884,654	2,564,544	3,059,465	31.9%	19.3%
Equity							
Preferred Equity	36,312	22,612	22,582	56,600	56,600	100.0%	0.0%
Common Equity	103,707	163,376	180,076	205,236	287,911	29.0%	40.3%
Net Unrealized Gain	2,352	2,333	2,058	4,875	5,465	56.4%	12.1%
Total Equity	142,371	188,321	204,716	266,711	349,976	33.9%	31.2%
Total Liabilities and Equity	$1,496,827	$1,805,504	$2,089,370	$2,831,255	$3,409,441	32.1%	20.4%
Balance Sheet Analysis (%)							
Total Gross Loans/Total Assets	84.55	77.50	80.19	72.63	73.12		
Loans/Deposits	112.07	95.83	97.03	85.96	86.05		
Reserves/Loans	1.45	1.47	1.48	1.44	1.50		
Annualized Growth Rates (%)							
Asset Growth Rate	76.85	20.62	15.72	35.51	20.42		
Gross Loans HFI	76.60	10.56	19.74	22.72	21.24		
Deposit Growth Rate	79.00	29.30	18.25	38.53	21.12		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Dec 2011	Mar 2012	Jun 2012	Sep 2012	Dec 2012	Mar 2013	Jun 2013	Sep 2013	Growth Rate 3Q2013 vs 3Q2012	Growth Rate 3Q2013 vs 2Q2013
Assets										
Cash and Equivalents (1)	$232,411	$142,154	$149,491	$57,705	$339,334	$270,891	$191,248	$220,379	281.9%	15.2%
Securities Available for Sale	324,053	356,395	349,883	308,394	310,514	329,585	346,999	367,076	19.0%	5.8%
Total Cash and Securities	556,464	498,549	499,374	366,099	649,848	600,476	538,247	587,455	60.5%	9.1%
Gross Loans HFI	2,056,256	2,186,940	2,319,237	2,397,669	2,493,095	2,548,024	2,691,358	2,796,840	16.6%	3.9%
Loan Loss Reserves	29,653	31,875	34,079	35,582	37,492	38,811	39,640	39,687	11.5%	0.1%
Loans Held for Sale	176,826	87,496	102,767	171,241	226,923	132,698	104,767	39,206	(77.1%)	(62.6%)
Total Net Loans	2,203,429	2,242,561	2,387,925	2,533,328	2,682,526	2,641,911	2,756,485	2,796,359	10.4%	1.4%
Real Estate Owned	3,225	3,014	4,438	4,923	5,299	9,199	12,213	11,285	129.2%	(7.6%)
Total Intangibles	3,966	3,893	3,820	3,743	3,642	3,547	3,457	3,367	(10.0%)	(2.6%)
Total Servicing Rights	179	173	158	152	143	112	233	230	51.3%	(1.3%)
Other Assets	63,992	67,359	67,182	67,943	67,983	69,620	99,933	106,232	56.4%	6.3%
Total Assets	$2,831,255	$2,815,549	$2,962,897	$2,976,188	$3,409,441	$3,324,865	$3,410,568	$3,504,928	17.8%	2.8%
Liabilities										
Deposits (1)	$2,392,095	$2,368,235	$2,514,011	$2,514,989	$2,897,222	$2,812,930	$2,888,236	$2,984,059	18.7%	3.3%
FHLB Borrowings	40,000	40,000	40,000	40,000	30,000	30,000	30,000	30,000	(25.0%)	0.0%
Repurchase Agreements	103,362	111,580	97,704	75,368	101,338	92,664	97,327	82,266	9.2%	(15.5%)
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	0.0%	0.0%
Other Liabilities	19,787	10,426	11,612	12,132	21,605	18,119	16,315	17,203	41.8%	5.4%
Total Liabilities	2,564,544	2,539,541	2,672,627	2,651,789	3,059,465	2,963,013	3,041,178	3,122,828	17.8%	2.7%
Equity										
Preferred Equity	56,600	56,600	56,600	56,600	56,600	56,600	56,600	56,600	0.0%	0.0%
Common Equity	205,236	214,511	228,277	261,773	287,911	300,744	313,697	326,863	24.9%	4.2%
Net Unrealized Gain	4,875	4,897	5,393	6,026	5,465	4,508	-907	-1,363	(122.6%)	50.3%
Total Equity	266,711	276,008	290,270	324,399	349,976	361,852	369,390	382,100	17.8%	3.4%
Total Liabilities and Equity	$2,831,255	$2,815,549	$2,962,897	$2,976,188	$3,409,441	$3,324,865	$3,410,568	$3,504,928	17.8%	2.8%
Balance Sheet Analysis (%)										
Total Gross Loans/ Total Assets	72.63	77.67	78.28	80.56	73.12	76.64	78.91	79.80		
Loans/ Deposits	85.96	92.34	92.25	95.34	86.05	90.58	93.18	93.73		
Reserves/ Loans	1.44	1.46	1.47	1.48	1.50	1.52	1.47	1.42		
Annualized Growth Rates (%)										
Asset Growth Rate	35.51	(2.22)	9.30	6.81	20.42	(9.92)	0.07	3.72		
Gross Loans HFI	22.72	25.42	25.58	22.08	21.24	8.81	15.90	16.20		
Deposit Growth Rate	38.53	(3.99)	10.19	6.83	21.12	(11.64)	(0.62)	3.99		

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 53-54.

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2008	2009	2010	2011	2012	1 Year Growth Rate
Total Interest Income	$ 65,657	$ 84,338	$ 96,658	$ 119,124	$ 141,943	19.2%
Total Interest Expense	23,676	24,809	19,832	20,077	14,414	(28.2%)
Net Interest Income	41,981	59,529	76,826	99,047	127,529	28.8%
Loan Loss Provision	3,979	7,669	9,308	10,983	16,190	47.4%
Service Charges on Deposits	2,059	2,898	3,068	3,318	3,937	18.7%
Gain/Loss on Sale of Loans	426	1,054	2,836	6,057	13,942	130.2%
Gain/Loss on Sale of Securities	2	1,538	1,330	1,445	161	(88.9%)
BOLI Revenue	466	463	430	401	392	(2.2%)
Other Noninterest Income	1,413	1,344	1,578	2,280	2,932	28.6%
Total Noninterest Income	4,366	7,297	9,242	13,501	21,364	58.2%
Salaries and Employee Benefits	16,728	20,889	25,511	34,518	43,684	26.6%
Premises and Equipment Expenses	5,424	7,343	8,460	8,371	10,218	22.1%
Marketing and Advertising	1,054	1,099	1,058	1,626	1,759	8.2%
Data Processing	1,622	2,356	2,629	3,554	4,415	24.2%
Legal, Accounting and Professional Fees	1,054	2,731	2,987	3,974	4,253	7.0%
FDIC Insurance	642	2,743	2,692	2,195	2,089	(4.8%)
Other Noninterest Expenses	4,293	5,612	7,668	9,038	10,113	11.9%
Total Noninterest Expense	30,817	42,773	51,005	63,276	76,531	20.9%
Net Income Before taxes	11,551	16,384	25,755	38,289	56,172	46.7%
Income taxes	4,123	5,965	9,098	13,731	20,883	52.1%
Net Income	7,428	10,419	16,657	24,558	35,289	43.7%
Preferred Dividends	177	2,307	1,299	1,511	566	(62.5%)
Net Income Available to Common	$ 7,251	$ 8,112	$ 15,358	$ 23,047	$ 34,723	50.7%
Earnings per Share - Diluted	$ 0.62	$ 0.55	$ 0.77	$ 1.14	$ 1.61	

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Dec 2011	Mar 2012	Jun 2012	Sep 2012	Dec 2012	Mar 2013	Jun 2013	Sep 2013	Growth Rate 3Q2013 vs 3Q2012	Growth Rate 3Q2013 vs 2Q2013
Total Interest Income	$ 33,091	$ 32,568	$ 34,575	$ 36,636	$ 38,164	$ 37,933	$ 37,985	$ 39,724	8.4%	4.6%
Total Interest Expense	4,820	4,098	3,561	3,328	3,427	3,424	3,121	3,021	(9.2%)	(3.2%)
Net Interest Income	28,271	28,470	31,014	33,308	34,737	34,509	34,864	36,703	10.2%	5.3%
Loan Loss Provision	2,765	3,970	4,444	3,638	4,139	3,365	2,357	1,372	(62.3%)	(41.8%)
Service Charges on Deposits	1,017	979	935	988	1,035	1,285	951	1,115	12.9%	17.2%
Gain/Loss on Sale of Loans	2,185	4,139	2,584	3,144	4,075	5,649	4,768	2,938	(6.6%)	(38.4%)
Gain/Loss on Sale of Securities	-	153	148	(65)	(75)	23	-	-	(100.0%)	0.0%
BOLI Revenue	100	97	97	100	98	94	95	231	131.0%	143.2%
Other Noninterest Income	562	644	677	684	927	1,060	1,251	952	39.2%	(23.9%)
Total Noninterest Income	3,864	6,012	4,441	4,851	6,060	8,111	7,065	5,236	7.9%	(25.9%)
Salaries and Employee Benefits	10,183	10,424	10,289	10,807	12,164	11,200	11,335	12,187	12.8%	7.5%
Premises and Equipment Expenses	2,389	2,510	2,469	2,562	2,677	2,800	2,927	3,222	25.8%	10.1%
Marketing and Advertising	411	286	557	497	419	347	394	426	(14.3%)	8.1%
Data Processing	1,077	1,256	951	1,066	1,142	1,539	1,531	1,386	30.0%	(9.5%)
Legal, Accounting and Professional Fees	1,104	1,101	1,141	1,073	938	893	709	984	(8.3%)	38.8%
FDIC Insurance	567	489	579	485	536	582	614	584	20.4%	(4.9%)
Other Noninterest Expenses	2,576	2,496	2,550	2,617	2,449	3,336	3,175	2,884	10.2%	(9.2%)
Total Noninterest Expense	18,307	18,562	18,536	19,107	20,325	20,697	20,685	21,673	13.4%	4.8%
Net Income Before taxes	11,063	11,950	12,475	15,414	16,333	18,558	18,887	18,894	22.6%	0.0%
Income taxes	3,889	4,317	4,693	5,739	6,135	6,986	7,212	7,137	24.4%	(1.0%)
Net Income	7,174	7,633	7,782	9,675	10,198	11,572	11,675	11,757	21.5%	0.7%
Preferred Dividends	142	141	140	142	141	141	142	142	0.0%	0.0%
Net Income Available to Common	$ 7,032	$ 7,492	$ 7,642	$ 9,533	$ 10,057	$ 11,431	$ 11,533	$ 11,615	21.8%	0.7%
Earnings per Share - Diluted	$ 0.31	$ 0.33	$ 0.33	$ 0.40	$ 0.39	$ 0.44	$ 0.44	$ 0.44		

GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Nine Months Ended September 30, 2013	Twelve Months Ended December 31, 2012	Nine Months Ended September 30, 2012
Common shareholders' equity	$ 325,500	$ 293,376	$ 267,799
Less: Intangible assets	(3,597)	(3,785)	(3,895)
Tangible common equity	$ 321,903	$ 289,591	$ 263,904
Book value per common share	$ 12.62	$ 11.62	$ 11.05
Less: Intangible book value per common share	(0.14)	(0.15)	(0.16)
Tangible book value per common share	$ 12.48	$ 11.47	$ 10.89
Total assets	$ 3,504,928	$ 3,409,441	$ 2,976,188
Less: Intangible assets	(3,597)	(3,785)	(3,895)
Tangible assets	$ 3,501,331	$ 3,405,656	$ 2,972,293
Tangible common equity ratio	9.19%	8.50%	8.88%

GAAP Reconciliation Footnotes

(1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.